                               HAWAIIAN AIRLINES, INC.
                          AMENDMENT NO. 2 TO WARRANT FOR THE
                          PURCHASE OF SHARES OF COMMON STOCK


     The Warrant evidenced by Hawaiian Airlines, Inc. Warrant Certificate No. 23, as amended by Amendment No. 1 to Warrant for the Purchase of Shares of Common Stock, dated as of December 17, 1996, is hereby further amended as follows:

     Section 1(d) is deleted in its entirety and replaced with the following:

          (d) This Warrant may not be exercised until the Implementation Date of the Code Sharing Agreement, dated July 15, 1997 (the "Code Sharing Agreement"), by and between American Airlines, Inc., a wholly-owned subsidiary of AMR Corporation ("American"), and Hawaiian. For purposes of this Amendment No. 2 only, the "Implementation Date" shall be the earliest date agreed to or requested by American for the commencement of the rights and obligations of American and Hawaiian under the Code Sharing Agreement, with such agreement or request being evidenced by a copy of written notice from American to Hawaiian agreeing to or requesting an Implementation Date.

     The above amendment makes the Warrant exercisable at the option of the holder thereof in whole or in part at any time, and from time to time, from and after the Implementation Date, as defined above, to any date which is on or before September 11, 2001.


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     IN WITNESS THEREOF, Hawaiian Airlines, Inc., as issuer of the Warrant, and
AMR Corporation, as holder of the Warrant on the date hereof, have caused this Amendment No. 2 to be duly executed as of July 15, 1997 and effective as of December 31, 1996.


                                             HAWAIIAN AIRLINES, INC.


                                             By:
                                                --------------------------------
                                                Paul J. Casey
                                                President and Chief Executive
                                                Officer


                                             By:
                                                --------------------------------
                                                John L. Garibaldi
                                                Chief Financial Officer


ATTEST:


--------------------------------
Name:  Michael J. McQuay
Title: Exec. V.P. & Chief Operating
       Officer

                                             AMR CORPORATION


                                             By

                                                --------------------------------
                                                Gerard J. Arpey
                                                Senior Vice President
                                                  and Chief Financial Officer


ATTEST:


--------------------------------
Charles D. MarLett
Corporate Secretary